SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy  Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under  Sec. 240.14a-12


                         CYBER MERCHANTS EXCHANGE, INC.
                         ------------------------------
                (Name of Registrant as Specified in Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No  fee  required
[ ]  $125  per  Exchange  Act  Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item  22(a)(2)  of  Schedule  14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title  of  each class of securities to which transaction applies:

               -----------------------------------------------------------------
          2)   Aggregate  number  of  securities  to  which transaction applies:

               -----------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------
          4)   Proposed  maximum  aggregate  value  of  transaction:

               -----------------------------------------------------------------
          5)   Total  fee  paid:

               -----------------------------------------------------------------

[ ]  Fee  paid  previously  by  written  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: _______________________________________________
     2)  Form Schedule or Registration Statement No.: __________________________
     3)  Filing Party: _________________________________________________________
     4)  Date Filed: ___________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 21, 2001

================================================================================

October 26, 2001

TO OUR SHAREHOLDERS:

I am pleased to invite you to attend the annual meeting of stockholders of Cyber Merchants Exchange, Inc. as detailed below:

DATE AND TIME            Friday, December 21, 2001, at 10:00 a.m.

PLACE                    600 S. Lake Ave., Suite 208
                         Pasadena, CA  91106

ITEMS OF BUSINESS
                         1. To elect six directors of the Company to serve until the 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

                         2. To ratify the selection of Corbin & Wertz as the Company's independent auditors for the fiscal year ending 2002; and

                         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

RECORD  DATE             Only shareholders of record at the close of business on
                         October 23, 2001, the record date for the meeting, are entitled to receive notice of and to vote at the Annual
                         Meeting  or  any  adjournments  thereof.

VOTING  BY PROXY         To  assure  your representation at the meeting, you are
                         urged to vote your shares by designating your proxies as promptly as possible.


     All of the Company's shareholders are invited to attend the Annual Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE OR FAX IT TO (818) 502-0674. NO ADDITIONAL POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                  By Order of the Board of Directors,


                                  /s/  Frank  S.  Yuan
                                  --------------------------
                                  Frank  S.  Yuan
                               Chairman of the Board and Chief Executive Officer

                         CYBER MERCHANTS EXCHANGE, INC.
                        600 South Lake Avenue, Suite 208
                           Pasadena, California  91106
                               Tel: (626) 793-5000
                               Fax: (626) 793-5096


                                 PROXY STATEMENT


                     DATE, TIME AND PLACE OF ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cyber Merchants Exchange, Inc. (the "Company") for use at the 2001 Annual Meeting of Shareholders to be held at the Company's corporate office located at 600 South Lake Avenue, Suite 208, Pasadena, California 91106, on Friday, December 21, 2001, at 10:00 a.m., Pacific time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice. The record date for the meeting is the close of business on October 23, 2001. All holders of record of the Company's common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. The approximate date of mailing of this Proxy statement and the accompanying proxy is November 16, 2001.

                                PROXY INFORMATION

     A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy card, as promptly as possible, in the postage prepaid envelope provided to insure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the meeting:

     (1) To elect six directors of the Company to serve until the 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

     (2) To ratify the selection of Corbin & Wertz as the Company's independent auditors for the fiscal year ending 2002; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

                             RECORD DATE AND VOTING

RECORD DATE

     The record date for the Special Meeting is the close of business on October 23, 2001. If the shareholders of record on October 23, 2001 present, in person or represented by their proxies, at the meeting hold a majority of the Company's outstanding stock entitled to vote, a quorum will exist for the transaction of business at the meeting. Shareholders of record who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded, are counted as present for quorum purposes.

SHAREHOLDER LIST

     At least 10 days before the Annual Meeting, the officer or agent in charge of the stock transfer books for the shares of the corporation will make a complete list of the shareholders entitled to vote at the meeting arranged in alphabetical order, with the address and number of shares held by each shareholder. The list will be kept on file at the principal offices of the Company and will be subject to inspection by any shareholder at any time during usual business hours. The list will be present for inspection at the Annual Meeting.

PROXIES

     Each shareholder entitled to vote at the Annual Meeting may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact, but no proxy can be voted or acted upon after six months from its date, unless the proxy provides for a longer period. The proxy must be filed with the Inspector of Elections of the Company before or at the time of the Annual Meeting.

     The following constitute valid means by which a shareholder may authorize another person to act for him or her as proxy:

     (1) A shareholder may execute a writing authorizing another person or persons to act for him or her as proxy. The proxy may be limited to specific proposals. Execution may be accomplished by the signing of the writing by the shareholder or his or her authorized officer, director, employee or agent or by causing his or her signature to be affixed to the writing by any reasonable means including, but not limited to, a facsimile signature.

     (2) A shareholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy. The transmission must either set forth or be submitted with information from which it can be determined that it was authorized by the shareholder.

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable out-of-pocket expenses regarding these solicitations. Certain of the Company's directors, officers and regular employees, without additional compensation, may solicit proxies personally or by telephone, electronic mail, facsimile or telegram. The Company will pay no additional compensation to its officers, directors and employees for these activities.

DATE AND TIME OF OPENING AND CLOSING OF THE POLLS

     The date and time of the opening of the polls for the Annual Meeting of the Shareholders of the Company shall be 10:00 a.m. on December 21, 2001. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a shareholder, determines otherwise.

VOTING

     The Inspector of Elections will tabulate votes cast by proxy or in person at the Annual Meeting with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether a quorum is present. Each shareholder of record at the close of business on October 23, 2001, is entitled to one vote for each share then held on each matter submitted to a vote of shareholders. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise the Company that it lacks voting authority.

     The voting requirements for the election of directors and any other proposals to be considered by the shareholders at the Annual Meeting are as follows:

     Election  of  Directors
     -----------------------

  - A shareholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. Directors are elected by a plurality of votes.

  - If a submitted proxy is properly signed but unmarked in respect of the election of directors to the board, the proxy agents named in the proxy will vote all the shares represented thereby for the election of all of the nominees for director.

  - All of the nominees have agreed to serve the Company as a director if elected. However, should any nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend.

  - In accordance with California corporations law and the Company's Bylaws, the election of a nominee to the Board requires a quorum consisting of a majority of the Company's issued and outstanding shares entitled to vote, and a favorable vote by a plurality of the Company's issued and outstanding shares entitled to vote for the nominee. An abstention from voting on this matter by a shareholder, while included for purposes of calculating a quorum for the meeting, has no effect on the election of nominees to the Board. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote for nominees.

     Ratification of Board's Selection of Independent Auditors
     ---------------------------------------------------------

  - A shareholder submitting a Proxy may vote for or against or abstain from voting for ratification of the Board's selection of independent auditors for the fiscal year ending June 30, 2002.

  - If a submitted proxy is properly signed but unmarked in respect of the ratification of the selection of independent auditors, the proxy agents named in the proxy will vote all the shares represented thereby for ratification of the independent auditors.

  - In accordance with California corporations law and the Company's Bylaws, a proposal submitted to the shareholders of the Company requires a quorum consisting of a majority of the Company's issued and outstanding shares entitled to vote, and a favorable vote of a majority of the Company's issued and outstanding shares entitled to vote on the proposal. An abstention from voting on this matter by a shareholder, while included for purposes of calculating a quorum for the meeting, has no effect on the ratification of the selection of independent auditors. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote for ratification of the selection of independent auditors.

ANNUAL REPORT

     This Proxy Statement is accompanied by the Annual Report of the Company for the fiscal year ended June 30, 2001. Shareholders are encouraged to read the Annual Report in connection with the information contained herein.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of October 15, 2001, the Company had 7,583,673 shares of its common stock issued and outstanding. Each share of record on October 23, 2001, will be entitled to one vote at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of October 15, 2001 certain information known to the Company regarding the beneficial ownership of the Company's common stock, and as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each shareholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such Shares, subject to community property laws where applicable. The individuals listed in the table are accessible at the following address: 600 South Lake Avenue, Suite 208, Pasadena, California, 91106.

                                    PRINCIPAL STOCKHOLDERS

----------------------------------------------------------------------------------------------
                                                          AMOUNT AND
                                                          NATURE OF      PERCENTAGE OF COMMON
NAME                                                   BENEFICIAL OWNER   SHARES OUTSTANDING
----------------------------------------------------------------------------------------------
(I) DIRECTORS AND EXECUTIVE OFFICER
----------------------------------------------------------------------------------------------
Frank S. Yuan Family Trust - CEO and Chairman of the          3,113,000                 41.05%
Company (1)
----------------------------------------------------------------------------------------------
James Vandeberg, Director (2)                                    10,315                  0.14%
----------------------------------------------------------------------------------------------
Deborah Shamaley, Director (3)                                  325,000                  4.29%
----------------------------------------------------------------------------------------------
Charles Rice, Director (4)                                       85,000                  1.12%
----------------------------------------------------------------------------------------------
(ii) ALL DIRECTORS AND OFFICERS AS A GROUP                    3,533,315                 46.59%
----------------------------------------------------------------------------------------------
TOTAL OUTSTANDING SHARES                                      7,583,673                100.00%
----------------------------------------------------------------------------------------------

(1)  Includes  2,388,000 shares of common stock held by the Frank S. Yuan Family Trust.  Frank
Yuan  is  the  trustee  of  the trust and he and his wife are its sole members.  Also includes
525,000  shares  of  common  stock  issuable  within  60  days upon exercise of stock options.

(2)  Includes  10,315  shares  of  common stock issuable within 60 days upon exercise of stock options.

(3)  Includes  25,000  shares  of  common stock issuable within 60 days upon exercise of stock options.

(4)  Includes  25,000  shares  of  common stock issuable within 60 days upon exercise of stock options.

CHANGE IN CONTROL

     The Company is not aware of any arrangement that would upset the control mechanisms currently in place. Although it is conceivable that a third party could attempt a hostile takeover of the Company, the Company has not received notice of any such effort.

                        ELECTION OF DIRECTORS - NOMINEES

     At the Annul Meeting, six directors, who will constitute the entire Board of Directors, are to be elected to serve until the next Annual Meeting of shareholders or until their successors shall be elected and shall qualify. All nominees have consented to being named as nominees and have agreed to serve if elected.

     The table below sets forth certain information with respect to the nominees for election as directors of the Company to serve until the 2002 Annual Meeting of Shareholders. The Board of Directors has no reason to believe that the six nominees will be unwilling or unable to serve.


          NAME OF NOMINEE   AGE             POSITIONS HELD
          ----------------  ---  -------------------------------------
          John F. Busey      54  Former President, Director since 1999

          James Vandeberg    57  Director since 2001

          Mary B. McNabb     52  Director to be elected

          Charles Rice       59  Director since 1996

          Deborah Shamaley   43  Director since 1996

          Frank S. Yuan      53  Chairman of the Board since 1996
                                 Chief Executive Officer since 1996

     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR EACH OF THE NOMINEES NAMED ABOVE TO SERVE ON THE COMPANY'S BOARD OF DIRECTORS.

     The following text sets forth certain biographical information concerning each nominee:

     John  F. Busey.  John F. Busey, former president of C-Me, has more than two
     --------------
decades of experience in strategic, operational and financial planning and management with the former Carter Hawley Hale Stores, the multi-billion dollar department and specialty holding company which operated under the following names: The Broadway; Neiman Marcus; Contempo Casuals; Emporium; Weinstock's; Bergdorf Goodman; Holt Renfrew - Canada; Waldenbooks; John Wanamaker; Thalhimers; and Sunset House. As president of Carter Hawley Hale Stores finance subsidiary, and vice president and treasurer of the company, Mr. Busey was responsible for all finance, banking and investment functions, including mergers, acquisitions and divestitures, an initial public offering, and corporate restructuring and recapitalization. From 1995 until joining the Company as President in 1999, Mr. Busey focused his energy on the non-profit efforts of the Southern California Housing Development Corporation assisting local cities create affordable housing. Mr. Busey received a B.S. in finance and economics from the Menlo School of Business and a M.B.A. from the University of Southern California. He also completed the Executive Financial Management Program at the Stanford University Graduate School of Business.

     Mary  McNabb.  Mary  McNabb  was  recently  the Executive Vice President of
     ------------
Merchandising and Marketing at Factory 2-U (F2U), an extreme value, brand name, in-season family clothing and home products store. F2U has over 270 stores with annual sales just under $600 million. McNabb oversaw all aspects of the merchandising and marketing for the stores from 1990 until 2001. In the 11 years Mary spent with F2U the company grew from 90 to 270 stores, and from approximately $85 million in sales to almost $600 million. She has also held executive level merchandising and marketing positions at One Price Clothing Stores, and Yellow Front Stores. McNabb has traveled the Far East extensively to source and produce products. She began her career at J.W. Robinsons department store where she entered their Executive Training Program. In 1969, McNabb graduated from Becker College in Worcester, Massachusetts with a degree in Business.

     Charles  Rice.  Charles  Rice,  a  former senior international and domestic
     -------------
buyer, has more than 30 years of apparel buying experience, working for both Sears and Ward's. He brings extensive lists of long established contacts with both retailers and vendors to the Company's board. Mr. Rice holds a B.S. degree in business and economics from the University of Delaware.

     James  Vandeberg.  James  Vandeberg, brings more than 20 years of Corporate
     ----------------
Counsel and Secretary experience to the Company. He has significant experience advising both Internet and retail companies on securities, financings, mergers and acquisitions, and general corporate matters, including IPOs, SEC compliance, and investor relations issues. Currently, he is a partner of the Seattle based law firm of Ogden Murphy Wallace. His retail experience includes 14 years as Corporate Counsel and Secretary at the former Carter Hawley Hale Stores, the multi-billion dollar department and specialty holding company which operated under the names: The Broadway, Neiman Marcus, Contempo Casuals, Emporium, Weinstock's, Bergdorf Goodman, Holt Renfrew - Canada, Waldenbooks, John Wanamaker, Thalhimers, and Sunset House. In addition, Vandeberg serves on the board of directors for Information Highway.com, Inc. (OTC:BB IHWY), IAS Communications, Inc. (OTC:BB IASCA), and REGI US, Inc. (OTC:BB RGUS). He received his B.A. in accounting from the University of Washington and his J.D. from New York University.

     Deborah  Shamaley.  Deborah  Shamaley,  a  chain store entrepreneur, has 20
     -----------------
years of retail and wholesale apparel experience. Ms. Shamaley co-founded the Texas Apparel Group (TAG). TAG imported and sold women's apparel wholesale to more than 1800 retailers including Nordstrom's, J.C. Penney's, Sears, and Burlington Coat Factory. TAG also owned and operated a 23 apparel store-chain under the name $11.99 Puff. Ms. Shamaley sold the company in 1996.

     Frank  Yuan.  Combining  decades  of experience in the apparel and computer
     -----------
industries, Frank Yuan has developed a business that draws on his extensive knowledge of the retail industry, apparel manufacturing, computer technology, and financial businesses. Before starting the Company, he founded a retail clothing chain and a men's clothing line and co-founded UNI-CGS, Inc., a computer hardware importer and wholesaler. Mr. Yuan also founded UNI-Fortune, a real-estate development company, and co-founded United National Bank, Evertrust Bank, Western Cities Title Company and Serv-American National Title. Mr. Yuan received a B.A. degree in economics from Fu-Jen Catholic University in Taiwan and a M.B.A. degree from Utah State University.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Directors and officers of the Company are required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission their transactions in, and beneficial ownership of, the Company's common stock, including any grants of options to purchase common stock. To the best of the Company's knowledge, for the period from July 1, 2000, to June 30, 2001, all reports were filed on a timely basis.

                          BOARD MEETINGS AND COMMITTEES

     The Board of Directors has, as standing committees, an Executive Committee, a Compensation Committee and an Audit Committee. During the fiscal year ended June 30, 2001, the Board of Directors held eight regular meetings. All directors attended 80% or more of the total meetings of the Board and committees of the Board on which they served.

     The Executive Committee consists of Frank Yuan, John Busey, and Charles Rice. The Executive Committee has authority to take any action other than appointment of auditors, election and removal of directors and appointment of officers, which can be taken only by the entire Board.

     The Compensation Committee consists of Deborah Shamaley and Charles Rice. The principal functions of the Compensation Committee are to establish the compensation of executive officers, review management organization and development, review significant employee benefit programs and to administer the Company's Stock Option Plan.

     The Audit Committee consists of three independent directors, James L. Vandeberg, Deborah Shamaley, and Charles Rice. The Audit Committee was established to recommend to our board of directors the appointment of the firm selected to be our independent public accountants and to monitor the performance of such firm; to review and approve the scope of the annual audit and quarterly reviews and evaluate with the independent public accountants our annual audit and annual financial statements; to review with management the status of internal accounting controls; to evaluate any problem areas having a potential financial impact on us which may be brought to our attention by management, the independent public accountants or the board of directors; and to evaluate all of our public financial reporting documents. The board of directors has not adopted a written charter for the Audit Committee. The Audit Committee, which held three meetings during the fiscal year, has:

     - reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2001 with management;
     - discussed with Corbin & Wertz, our independent accountants, the matters required to be discussed by SAS 61;
     - received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, and has discussed with the independent accountants their independence and;
     - based on these reviews and discussions, recommended to our board of directors that the audited financial statements be included in our Annual Report in Form 10-KSB for the fiscal year ended June 30, 2001 for filing with the Securities and Exchange Commission.

     Audit fees billed to us by Corbin & Wertz for our annual financial statements for the fiscal year ended June 30, 2001, totaled $30,000. Additionally, audit fees billed to us by BDO for review of our annual financial statements and the financial statements included in our quarterly reports on Form 10-QSB, for the fiscal year ended June 30, 2001, totaled $14,000.

     There were no Financial Information Systems Design and Implementation or Non-Audit Service Fees including tax related services billed by either Corbin & Wertz or BDO.

     The Advisory Committee consists of Julia Wang, Philip Hawley and Howard Moore. The primary function of the Advisory Committee is to counsel the Board of Directors and Company management with regard to business development, strategic planning and expansion.

     The following is a professional biography for each of the Advisory Committee members:

     Philip M. Hawley.  Philip Hawley previously served as a director and member
     ----------------
of the Company's Executive and Audit Committees. For the past three years, Mr. Hawley has been Chairman and C.E.O. of Krause's Furniture Inc. (AMEX: KFI), a leading manufacturer and retailer of custom-crafted furniture that is involved in business-to-business e-commerce. Prior to joining Krause's, Mr. Hawley served as Chairman and C.E.O. of the former Carter Hawley Hale Stores, Inc., the multi-billion dollar department and specialty store holding company which operated under the following names: The Broadway; Neiman Marcus; Contempo Casuals; Emporium; Weinstock's; Bergdorf Goodman; Holt Renfrew - Canada; Waldenbooks; John Wanamaker; Thalhimers; and Sunset House. Mr. Hawley has retired from the positions on the Boards of Directors for AT&T, Atlantic Richfield Company, Bank of America Corporation, Johnson and Johnson, and the Weyerhaeuser Company. In addition, he is a life trustee for the Huntington Library and Art Gallery, Pasadena, and the University of Notre Dame, and a trustee for the California Institute of Technology. Mr. Hawley holds a B.S. degree from the University of California, Berkeley, and completed the Advanced Management Program at Harvard University's Graduate School of Business Administration.

     Howard  Moore.  Howard  Moore  has  fifty years of retail experience.  From
     -------------
1984, when Mr. Moore joined Toys 'R' Us as executive vice president and general merchandise manager, until 1990, when he retired, sales increased from $480 million to $4.8 billion. Mr. Moore has served on the Toys 'R' Us board of directors since 1984. He is also founder and president of Howard Moore Associates, a company, which provides marketing, product licensing, packaging and merchandising consulting to the toy industry. Previously, he was president and CEO of Toy Town, USA, Inc. after founding and operating two other toy chain stores. Mr. Moore has retired from the positions on the Boards of Toys 'R' Us and C-Me. He currently serves as a Director on the Board of Singing Machine Co. (Amex: SING).

     Julia  Wang.  Julia Wang has extensive experience in investment banking and
     ------------
finance with a focus on high technology and Internet industries. Ms. Wang is currently the President and Chief Executive Officer for Cypert Technology, an investment bank and financial services firm based in Taiwan. She has extensive experience advising companies on financial planning, risk management, management recruitment, seed money fund raising, pre-IPO private placements, and public offerings. Good Support Inc. is an investment company that she owns which finances over 15 international portfolio companies in the high technology and Internet industries.

     The Company does not have a Nominations Committee. The Board of Directors, as a whole, identifies and screens candidates for membership on the Company's Board.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF NAMED EXECUTIVE OFFICERS

     The following table sets forth the compensation we have paid to each executive officer and all executive officers as a group, for the fiscal year ended June 30, 2001, annual compensation, including salary and bonuses paid by the Company to the CEO. Two other executive officers received more than 100,000 in the fiscal year ended June 30, 2001. The Company does not currently have a long-term compensation plan and does not grant any long-term compensation to its executive officers or employees. The table does not reflect certain personal benefits, which in the aggregate are less than ten percent of each Named
Executive Officer's salary and bonus. No other compensation other than severance was granted for this fiscal year ended June 30, 2001.

                                    SUMMARY COMPENSATION TABLE

                                       Annual Compensation                Long Term
                                                                         Compensation
                                                                            Awards
----------------------------------------------------------------------------------------------------------
                                                                           Securities
                                                          Other       Underlying Options/
    Name and                                              Annual            SARs (#)          All Other
Principal Position           Year   Salary    Bonus    Compensation           (1)            Compensation
                                      ($)      ($)         ($)                                   ($)
----------------------------------------------------------------------------------------------------------
Yuan, Frank                  2001  $ 171,000  N/A     $            0                    0   $            0
(CEO)                        2000  $  84,000  N/A     $            0              525,000   $            0
                             1999  $  50,000  N/A     $            0                    0   $            0
----------------------------------------------------------------------------------------------------------
Busey, John (2)              2001  $ 164,859  N/A     $            0               77,154   $       30,000
(President)                  2000  $  75,000  N/A     $            0              300,000   $            0
----------------------------------------------------------------------------------------------------------
Kokjer-Greening, Serena (3)  2001  $ 126,520  N/A     $            0               46,292   $       37,500
(COO)                        2000  $  63,174          $            0              180,000   $            0
----------------------------------------------------------------------------------------------------------

     (1) Consists of grants of stock options under the Company's 1996 and 1999 Stock Option Plans.

     (2) Left Cyber Merchants Exchange, Inc. on June 30, 2001. Mr. Busey received a severance payment of $30,000 and continuation of health and other benefits through September 30, 2001. On September 30, 2001, Mr. Busey's stock options were terminated pursuant to the 1999 stock option plan's guideline.

     (3) Left Cyber Merchants Exchange, Inc. on January 25, 2001. Ms. Kokjer-Greening received a severance payment of $37,500. On April 25, 2001, Ms. Kokjer-Greening's stock options were terminated as pursuant to the 1999 stock options plan's guideline.

The following table sets forth certain information concerning grants of stock options pursuant to the 1996 and/or 1999 Stock Option Plans to each Named Executive Officer during the year ended June 30, 2001.

                             OPTION / SAR GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------
                                               % of Total
                               Number of        Options /
                               Securities         SARS
                               Underlying      Granted to
       Name                  Options / SARS   Employees in     Exercise or Base   Expiration Date
                                Granted      Fiscal Year (1)     Price ($/Sh)
-------------------------------------------------------------------------------------------------
Yuan, Frank (CEO)                         0        N/A               N/A                  10/1/09
-------------------------------------------------------------------------------------------------
Busey, John (2)                      77,154            21.9%  $            4.878          9/30/01
(President)
-------------------------------------------------------------------------------------------------
Kokjer-Greening, Serena (3)          46,292            13.1%  $            4.878          4/25/01
 (COO)
-------------------------------------------------------------------------------------------------

     (1) Options to purchase an aggregate of 353,016 shares of Common Stock were granted to employees, including the Named Executive Officers, during the fiscal year ended June 30, 2001. Stock options granted are under the terms of the 1996 and/or 1999 Stock Option Plans. Generally, vesting of granted stock options are based on the following schedule:
          25% of grant vests 6 months after the start of employment, then at 4.16% per month, to be completely vested in two years.

     (2) During the fiscal year ended June 30, 2001, the Company granted 77,154 stock options to Mr. Busey at an exercise price of $4.878. On June 30, 2001, Mr. Busey resigned as the president of the Company, subsequently his options were terminated on September 30, 2001 as pursuant to 1999 stock options plan's guidelines.

     (3) During the fiscal year ended June 30, 2001, the Company granted 46,292 stock options to Ms. Kokjer-Greening at an exercise price of $4.878. On January 25, 2001, Ms. Kokjer-Greening resigned as the Chief Operating Officer of the Company, subsequently her options were terminated on April 25, 2001 as pursuant to 1999 stock options plan's guidelines.


     The following table sets forth certain information concerning exercises of stock options pursuant to the 1996 and/or 1999 Stock Option Plans by each Named Executive Officer during the year ended June 30, 2001 and stock options held at year end.

                     AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR
                                AND FY-END OPTION / SAR VALUES

----------------------------------------------------------------------------------------------
                                                              Number of
                                                             Securities          Value of
                                                             Underlying         Unexercised
                                                             Unexercised       In-the-Money
                                                           Options / SARs     Options / SARs
                                                            At FY-End (#)      at FY-End ($)

                   Shares Acquired                          Exercisable /      Exercisable /
     Name          On Exercise (#)   Value Realized ($)     Unexercisable     Unexercisable *
----------------------------------------------------------------------------------------------
Yuan, Frank (CEO)                 0  $                 0   441,000 / 84,000  $       600  / $0
----------------------------------------------------------------------------------------------

* On June 30, 2001, the average of the high and low price of the stock trading on the OTC BB was $0.46.

THE 1996 STOCK OPTION PLAN

     The Company's 1996 stock option plan (the Plan) provides for granting of stock options to employees, and non-employee directors. The Company has reserved 250,000 shares of common stock for issuance under the Plan. The Board of Directors determines the terms and conditions of grants of stock options. Generally, one-half of the granted option is exercisable after the employee's first year of employment. The remaining option is exercisable after the end of the employee's third year of employment. The option granted will expire within three months after termination of employment.

     During the year ended June 30, 2000, the Company granted 70,000 options under 1996 Plan to all directors at exercise price of $0.40 per share. During the year ended June 30, 1999, the Company granted 35,000 options under the 1996 Plan to four employees as an incentive at an exercise price of $0.40 per share. The Company recognized total stock compensation expense of $275,800 in the statement of operations for the year ended June 30, 2000. During the year ended June 30, 2001, 2,500 of these options were cancelled.

THE 1999 STOCK OPTION PLAN

     The Company's 1999 stock option plan (the Plan) provides for granting of stock options to employees, officers, directors, and other entities that have made contributions to the Company. The Company has reserved 2,000,000 shares of common stock for issuance under the Plan. The Board of Directors determines the terms and conditions of granting stock options. Generally, the vesting period is two years allocating as follows: the first 25% of options granted is exercisable after the first six months of employment, then 4.16% is vested each month thereafter. The Plan provides for the useful life of the options granted to be 10 years starting from the granting date. The options granted will be expired within three months after the termination of employment.

     During the year ended June 30, 2000, the Company granted a total of 1,655,315 options to employees, directors, officers, consultants, attorneys, finders, and outside sales representatives. The exercise prices of options granted vary and range from $3.25 to $13.12. The Company applies APB Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock option granted to employee. The Company applies SFAS 123: "Accounting for Stock-Based Compensation" to stock options, granted to non-employees. As a result, the Company will recognize a total non-cash stock compensation expense of $2,077,187 over the vesting period of two years of which $896,991 and $795,348 was recognized in the statements of operations for the years ended June 30, 2000 and 2001, respectively.

     During the year ended June 30, 2001 the Company granted a total of 353,016 options to employees, directors, officers, consultants, and outside sales representatives. The exercise price of options granted varies and range from $4.878 to $6.08. The Company applies APB Opinion No. 25 "Accounting for Stock
Issued to Employees" and related interpretations in accounting for its stock options plans. As a result, the Company recognized total non-cash stock compensation expense of $619,237 in the statement of operations for the year ended June 30, 2001.

COMPENSATION OF DIRECTORS

     At this time, non-employee directors of the company are compensated with stock options under the Company's 1996 and 1999 Stock Option Plans. Employee directors are not compensated beyond their regular salaries. All directors are reimbursed for any reasonable expenses incurred in the course of fulfilling their duties as a director of the Company.

     Stock options have been granted to non-employee directors of the Company for the year ended June 30, 2001, as follows:

NAME                     DATE    1996 PLAN  1999 PLAN  TOTAL
---------------------  --------  ---------  ---------  ------
James Vandeberg
     Options @ $5.75   12/23/99                10,000  10,000
     Options @ $4.00   10/13/99                   315     315
                                                       ------
     TOTAL                                             10,315
-------------------------------------------------------------
Charles Rice
     Options @ $0.40   10/25/99     10,000             10,000
     Options @ $3.25    10/1/99                15,000  15,000
                                                       ------
     TOTAL                                             25,000
-------------------------------------------------------------
Deborah Shamaley
     Options @ $0.40   10/25/99     10,000             10,000
     Options @ $3.25    10/1/99                15,000  15,000
                                                       ------
     TOTAL                                             25,000
-------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company received proceeds of approximately $1,000,000 in 2000 through the issuance of 111,000 shares of its common stock. Abest Tech purchased the shares. Company, Ltd. d.b.a. ABNet.tw ("ABNet"). The Company, in turn, acquired 1,500,000 shares of ABNet, representing 15% of the outstanding common stock of ABNet, for $1,000,000. The net result of the transactions is an investment in ABNet of $1,000,000, which represents the then fair value of the ABNet's common stock issued. The Company accounts for its investment in ABNet under the cost method as it has only a 15% interest and has no ability to influence the decisions of management. For the year ended June 30, 2001, the Company recognized an impairment loss of $148,879 based on management's assessment of the operations and future revenue of ABNet. On December 22, 1999, the Company entered into an agreement with ABNet to form a joint venture in Taiwan named C-Me Technology Co., Ltd. ("C-Me Taiwan") to facilitate the buying and selling activities between U.S.-based retailers and Taiwan-based exporters through the Company's web-based communication system. The Company invested $300,000 (which was used to purchase software back from the Company) for a 30% interest in February 2000 and accounts for this investment under the equity method. The Company invested an additional $200,000 for an additional 10% interest in May 2001. For the years ended June 30, 2001 and 2000, the Company recognized an investment loss from this joint venture of $168,768 and $74,573, respectively, based on the Company's equity ownership percentage.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Corbin & Wertz, Irvine, California, as independent certified public accountants to act as the Company's auditors for the fiscal year ending June 30, 2002. Corbin & Wertz has examined the accounts of the Company since August 27, 2001, and in the opinion of management, the firm should continue as the Company's auditors. Unless otherwise specified, the shares of common stock represented by the proxies solicited hereby will be voted "FOR" the proposal to appoint Corbin & Wertz as the Company's auditors.

     Representatives of Corbin & Wertz are expected to be present at the meeting, will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE APPOINTMENT OF CORBIN & WERTZ AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                              SHAREHOLDER PROPOSALS

     In order to be considered for inclusion in the Company's proxy materials for the 2002 annual meeting of shareholders, the Company must receive written notice of any shareholder proposal by June 29, 2002. The Company did not receive notice of any shareholder proposal or nominations of persons for election to the Board of Directors relating to the 2001 Annual Meeting. All proposals and nominations should be directed to the Company's principal executive offices at 600 South Lake Avenue, Suite 208, Pasadena, California,
91106,  Attention:  Manager  of  Investor  Relations.

                                  OTHER MATTERS

     A copy of the Company's 2001 Annual Report is included with this Proxy Statement.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any Proxy in which no direction is specified will be voted in favor of each of the nominees and ratification of the Board's selection of independent auditors.

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

     Copies of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001, as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon request to the Manager of Investor Relations, Cyber Merchants Exchange, Inc., 600 S. Lake Avenue, Suite 208, Pasadena, CA 91106. (888) 564-6263.


                               By Order of the Board of Directors,


                                /s/  Frank  S.  Yuan
                               ------------------------------------
                               Frank  S.  Yuan
                               Chairman of the Board and Chief Executive Officer
October 26, 2001